UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 31, 2006

APPLIED IMAGING CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-21371	77-0120490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Baytech Drive

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 719-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2006, Applied Imaging Corp., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Genetix Group plc, a corporation organized under the laws of the United Kingdom (“Genetix”), and Alpine Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Genetix (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Genetix (the “Merger”). To facilitate the Merger, on August 31, 2006, the board of directors of the Company determined to amend Section 6 to the Company’s 2006 Employee Stock Purchase Plan (“ESPP”) to eliminate the ability of plan participants to increase the rate of his or her payroll deductions during any offering period to purchase shares of common stock of the Company. No other changes were made to the ESPP. The foregoing description of the ESPP as amended does not purport to be complete and is qualified in its entirety by reference to the amended ESPP, which is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Applied Imaging Corp. 2006 Employee Stock Purchase Plan, as amended and restated on August 31, 2006

Additional Information and Where to Find It

In connection with the proposed transaction, Applied Imaging will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF APPLIED IMAGING ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Applied Imaging Corp., 120 Baytech Drive, San Jose, CA 95134 (Telephone: (408) 719-6400). In addition, documents filed with the SEC by Applied Imaging are available free of charge at the SEC’s web site at www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Applied Imaging in connection with the transaction, and their interests in the solicitation, will be set forth in the proxy statement of Applied Imaging described above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED IMAGING CORP.

By:	/s/ Robin Stracey
Robin Stracey President & Chief Executive Officer

Date: September 7, 2006

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Applied Imaging Corp. 2006 Employee Stock Purchase Plan, as amended and restated on August 31, 2006

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